UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported) - March 11, 2005


                             MTM TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


         New York                     0-22122                    13-3354896
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(State or other jurisdiction        (Commission                (IRS Employer
     of Incorporation)              File Number)             Identification No.)


              850 Canal Street, Stamford, Connecticut              06902
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              (Address of principal executive offices)           (zip code)


        Registrant's telephone number, including area code - 203-975-3700
                                                             ------------

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          (Former Name or Former Address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY COMMENT

     This Form 8-K/A amends the Current Report on Form 8-K filed by the Registrant on March 17, 2005 reporting, among other things, the acquisition of all of the outstanding capital stock of Info Systems, Inc., a Delaware corporation.

ITEM 9. FINANCIAL STATEMENTS AND EXHIBITS

9.01 Financial Statements and Exhibits

(a)  Financial Statements of Business Acquired.

     Reference is made to the Audited Financial Statements for Info Systems, Inc. for the year ended December 31, 2004 and 2003, attached hereto as Exhibit 99.1.

(b)  Pro forma financial information.

     Reference is made to the:

     (i) Pro Forma Condensed Combined Statement of Operations for the year ended March 31, 2004 for MTM Technologies, Inc. and Subsidiaries, Vector Global Services, Inc. and Subsidiaries, Network Catalyst, Inc., and Info Systems, Inc., attached hereto as Exhibit 99.2.

     (ii) Pro Forma Condensed Combined Statement of Operations for the nine months ended December 31, 2004 for MTM Technologies, Inc. and Subsidiaries, Vector Global Services, Inc. and Subsidiaries, Network Catalyst, Inc., and Info Systems, Inc., attached hereto as Exhibit 99.3.

     (iii) Pro Forma Condensed Combined Statement of Operations for the nine months ended December 31, 2003 for MTM Technologies, Inc. and Subsidiaries, Vector Global Services, Inc. and Subsidiaries, Network Catalyst, Inc., and Info Systems, Inc., attached hereto as Exhibit 99.4; and

     (iv) Pro Form Condensed Combined Balance Sheet for the year ended December 31, 2004 for MTM Technologies, Inc. and Subsidiaries and Info Systems, Inc., attached hereto as Exhibit 99.5

(c)  Exhibits

Exhibit 23.1   Gunnip & Company, LLP Auditors Consent.

Exhibit 99.1 Audited Financial Statements for Info Systems, Inc. for the years ended December 31, 2004 and 2003.

Exhibit 99.2 Pro Forma Condensed Combined Statement of Operations for the year ended March 31, 2004 for MTM Technologies, Inc. and Subsidiaries, Vector Global Services, Inc. and Subsidiaries, Network Catalyst, Inc., and Info Systems, Inc.


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


Exhibit 99.3 Pro Forma Condensed Combined Statement of Operations for the nine months ended December 31, 2004 for MTM Technologies, Inc. and Subsidiaries, Vector Global Services, Inc. and Subsidiaries, Network Catalyst, Inc., and Info Systems, Inc.

Exhibit 99.4 Pro Forma Condensed Combined Statement of Operations for the nine months ended December 31, 2003 for MTM Technologies, Inc. and Subsidiaries, Vector Global Services, Inc. and Subsidiaries, Network Catalyst, Inc., and Info Systems, Inc.

Exhibit 99.5 Pro Form Condensed Combined Balance Sheet for the year ended December 31, 2004 for MTM Technologies, Inc. and Subsidiaries and Info Systems, Inc.


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MTM TECHNOLOGIES, INC.
                                         ----------------------
                                          (Registrant)


                                         By: /s/ Alan Schwartz
                                            ------------------------------------
                                            Alan Schwartz, Senior Vice President
                                            and Chief Financial Officer


April 20, 2005


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


                                  EXHIBIT INDEX
                                  -------------

EXHIBIT
-------

Exhibit 23.1   Gunnip & Company, LLP Auditors Consent.

Exhibit 99.1 Audited Financial Statements for Info Systems, Inc. for the years ended December 31, 2004 and 2003.

Exhibit 99.2 Pro Forma Condensed Combined Statement of Operations for the year ended March 31, 2004 for MTM Technologies, Inc. and Subsidiaries, Vector Global Services, Inc. and Subsidiaries, Network Catalyst, Inc., and Info Systems, Inc.

Exhibit 99.3 Pro Forma Condensed Combined Statement of Operations for the nine months ended December 31, 2004 for MTM Technologies, Inc. and Subsidiaries, Vector Global Services, Inc. and Subsidiaries, Network Catalyst, Inc., and Info Systems, Inc.

Exhibit 99.4 Pro Forma Condensed Combined Statement of Operations for the nine months ended December 31, 2003 for MTM Technologies, Inc. and Subsidiaries, Vector Global Services, Inc. and Subsidiaries, Network Catalyst, Inc., and Info Systems, Inc.

Exhibit 99.5 Pro Form Condensed Combined Balance Sheet for the year ended December 31, 2004 for MTM Technologies, Inc. and Subsidiaries and Info Systems, Inc.


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